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                          FIRST SUPPLEMENTAL INDENTURE

                                       to

                                   INDENTURE
                          dated as of January 20, 1999

                                     among

                           FEDERAL-MOGUL CORPORATION

                                   as Issuer,

                 THE GUARANTORS PARTY HERETO FROM TIME TO TIME

                                 as Guarantors

                                      and

                              THE BANK OF NEW YORK

                                   as Trustee



                         Dated as of December 29, 2000



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          FIRST SUPPLEMENTAL INDENTURE, dated as of December 29, 2000 among
Federal-Mogul Corporation, a Michigan corporation, as issuer (the "Company"), the companies listed on the signature pages of the Indenture (as hereinafter defined) that are subsidiaries of the Company (the "Existing Guarantors"), AE Goetze FB Inc., Brake Acquisition Inc., Federal-Mogul Aftermarket of Canada Inc., Federal-Mogul Camshafts, Inc., Federal-Mogul Carolina, Inc., Federal-Mogul Engineered Bearings, Inc., Federal-Mogul Flowery Branch, L.L.C., Federal-Mogul LaGrange, Inc., Federal-Mogul Piston Rings, Inc., Federal-Mogul Powertrain Inc., Federal-Mogul RPB, Inc., Federal-Mogul Sealing Systems, Inc., Federal-Mogul Sintered Products - Waupun, Inc., Federal-Mogul Sintered Products, Inc., Federal-Mogul South Bend, Inc., Federal-Mogul Systems Protection Group, Inc., Federal-Mogul Technology, Inc., Ferodo America, Inc., Ferodo Technical Center Inc., McCord Sealing, Inc., T&N Industries Inc. and Weyburn Acquisition Corporation, each a direct or indirect wholly-owned subsidiary of the Company (the "New Guarantors"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

                                    RECITALS

          An Indenture (as such may be amended, supplemented or modified from time to time, the "Indenture") dated as of January 20, 1999, has been duly executed and delivered by the Company and the companies listed on the signature pages thereto that are subsidiaries of the Company (the "Original Guarantors"), providing for the issuance from time to time of the Company's unsecured debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series.

          The Company has issued two separate series of Securities designated as the Company's 7-3/8% Notes due 2006 (the "7-3/8% Notes") and 7-1/2% Notes due 2009 (the "7-1/2% Notes," and, together with the 7-3/8% Notes, the "Notes"), respectively, in the aggregate principal amount of $400,000,000 in the case of the 7-3/8% Notes, and $600,000,000 in the case of the 7-1/2% Notes, each series guaranteed by each of the Original Guarantors, on the terms set forth in the Indenture.

          The New Guarantors desire to guarantee each of the aforementioned series of Securities and each additional series hereafter issued pursuant to the Indenture, such guarantee to be on the terms set forth herein.

          Section 9.1 of the Indenture provides that the Company, the Guarantors and the Trustee may at any time and from time to time enter into one or more indentures supplemental to the Indenture to subject each such subsidiary of the Company that becomes a guarantor under the Credit Agreements (or any other credit agreement renewing, refunding, replacing, restating, refinancing or extending the Credit Agreements), to the provisions of the Indenture as a Guarantor as permitted by Section 10.6 of the Indenture.

          All things necessary to make this First Supplemental Indenture a valid agreement of the Company, the Guarantors and the Trustee, in accordance with its terms, have been done.

                                       2
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          For and in consideration of the premises and the purchase of the
Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:

                                   ARTICLE 1

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 1.1.    Definitions.  For all purposes of this First
                          -----------
Supplemental Indenture, capitalized terms used herein without definition shall have the meanings specified in the Indenture.

          Section 1.2.    Headings.  The Article and Section headings herein are
                          --------
for convenience only and shall not affect the construction hereof.

          Section 1.3.    Successors and Assigns.  This First Supplemental
                          ----------------------
Indenture shall be binding upon the Company and the Guarantors and their respective successors and assigns and shall inure to the benefit of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in the Indenture and this First Supplemental Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the conditions of the Indenture. This First Supplemental Indenture shall be binding upon the Trustee and its successors and assigns.

          Section 1.4.    Ratification of Indenture; Supplemental Indentures
                          --------------------------------------------------
Part of Indenture.  Except as expressly amended hereby, the Indenture is in all
-----------------
respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

          Section 1.5.    Governing Law.  THIS FIRST SUPPLEMENTAL INDENTURE AND
                          -------------
THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 1.6.    Counterparts.  This First Supplemental Indenture may
                          ------------
be executed in any number of counterparts and by telecopier, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE 2

              SCOPE AND TERMS OF THIS FIRST SUPPLEMENTAL INDENTURE

          Section 2.1.    Scope.  The changes, modifications and supplements to
                          -----
the Indenture effected by this First Supplemental Indenture shall be applicable with respect to, and govern the terms of, the Securities heretofore and hereafter issued pursuant to the Indenture.

                                       3
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          Section 2.2.    Additional Guarantors.  Subject to the provisions of
                          ---------------------
Article 10 of the Indenture (including provisions for the release of a Guarantor), the New Guarantors shall be subject to the provisions of the Indenture as Guarantors of the Securities.

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          IN WITNESS WHEREOF, the parties hereto have caused this First
Supplemental Indenture to be duly executed as of the day and year first above written.

                                     FEDERAL-MOGUL CORPORATION


                                        by:__________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL DUTCH HOLDINGS INC.,
                                     as Guarantor


                                        by:__________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL GLOBAL INC., as Guarantor


                                        by:__________________________________
                                             Name:
                                             Title:

                                     FEDERAL-MOGUL U.K. HOLDINGS INC.,
                                     as Guarantor


                                        by:__________________________________
                                             Name:
                                             Title:


                                     CARTER AUTOMOTIVE COMPANY, INC.,
                                     as Guarantor


                                        by:__________________________________
                                             Name:
                                             Title:

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                                     FEDERAL MOGUL VENTURE CORPORATION,
                                     as Guarantor


                                        by:__________________________________
                                             Name:
                                             Title:

                                     FEDERAL-MOGUL WORLD WIDE, INC.,
                                     as Guarantor


                                        by:__________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL GLOBAL PROPERTIES, INC.,
                                     as Guarantor


                                        by:__________________________________
                                             Name:
                                             Title:


                                     FELT PRODUCTS MFG. CO., as Guarantor


                                        by:__________________________________
                                             Name:
                                             Title:


                                     F-M UK HOLDING LIMITED,
                                     as Guarantor

                                        by:__________________________________
                                             Name:
                                             Title:


                                        by:__________________________________
                                             Name:
                                             Title:

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                                     FEDERAL-MOGUL IGNITION COMPANY (formerly
                                     Champion Spark Plug Company), as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL PRODUCTS, INC. (formerly Moog
                                     Automotive Products, Inc.), as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL AVIATION, INC. (formerly
                                     Champion Aviation, Inc.), as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:


                                     AE GOETZE FB INC., as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:

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                                     BRAKE ACQUISITION INC., as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL AFTERMARKET OF CANADA INC., as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL CAMSHAFTS, INC., as Guarantor



                                        by:___________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL CAROLINA, INC., as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL ENGINEERED BEARINGS, INC., as
                                     Guarantor



                                        by:___________________________________
                                             Name:
                                             Title:

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                                     FEDERAL-MOGUL FLOWERY BRANCH, L.L.C., as
                                     Guarantor



                                        by:___________________________________
                                             Name:
                                             Title:

                                     FEDERAL-MOGUL LAGRANGE, INC., as Guarantor



                                        by:___________________________________
                                             Name:
                                             Title:

                                     FEDERAL-MOGUL PISTON RINGS, INC., as
                                     Guarantor



                                        by:___________________________________
                                             Name:
                                             Title:

                                     FEDERAL-MOGUL POWERTRAIN, INC., as
                                     Guarantor



                                        by:___________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL RPB, INC., as Guarantor



                                        by:___________________________________
                                             Name:
                                             Title:

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                                     FEDERAL-MOGUL SEALING SYSTEMS, INC., as
                                     Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:

                                     FEDERAL-MOGUL SINTERED PRODUCTS-WAUPUN,
                                     INC., as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL SINTERED PRODUCTS, INC., as
                                     Guarantor



                                        by:___________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL SOUTH BEND, INC., as
                                     Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:


                                     FEDERAL-MOGUL SYSTEMS PROTECTION GROUP,
                                     INC., as Guarantor

                                        by:___________________________________
                                             Name:
                                             Title:

                                     FEDERAL-MOGUL TECHNOLOGY, INC., as
                                     Guarantor

                                        by:___________________________________
                                             Name:
                                             Title:

                                     FERODO AMERICA, INC., as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:


                                     FERODO TECHNICAL CENTER INC., as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:


                                     MCCORD SEALING, INC., as Guarantor


                                        by:____________________________________
                                             Name:
                                             Title:


                                     T&N INDUSTRIES INC., as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:

                                     WEYBURN ACQUISITION CORPORATION, as
                                     Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:

                                     THE BANK OF NEW YORK, as Trustee


                                        by:___________________________________
                                             Name:
                                             Title: